SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

First Amendment to Amended Credit Agreement

On March 20, 2014, RLJ Lodging Trust (the “Company”), as parent guarantor, and RLJ Lodging Trust, L.P., the Company’s operating partnership (the “Operating Partnership”), as borrower, entered into an amendment (the “First Amendment”) to the Amended and Restated Credit Agreement, dated November 20, 2012 (the “Amended Credit Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and a lender, and the other lenders party thereto.  The Amended Credit Agreement provides, among other things, for senior unsecured credit facilities consisting of (x) a revolving credit facility of up to $300 million (the “Revolver”) and (y) a term loan with an original principal balance of $275 million (the “2012 Five-Year Term Loan”).

The First Amendment amends the Amended Credit Agreement by, among other things, (x) extending the scheduled maturity date of the 2012 Five-Year Term Loan from November 20, 2017 to March 20, 2019 and (y) reducing the interest rate of the 2012 Five-Year Term Loan by 15 basis points.  Specifically, the First Amendment provides that the 2012 Five-Year Term Loan, subject to certain exceptions, will bear interest at a rate of LIBOR plus a margin ranging from 155 to 230 basis points, depending on the total leverage ratio of the Company and its subsidiaries.  In addition, the First Amendment expands the “accordion” feature (the “2012 Five-Year Term Loan Accordion”) to provide the Operating Partnership with the option to increase the total term loan amount under the 2012 Five-Year Term Loan to $600 million, if one or more lenders commit to being a lender for the additional amount and certain other customary conditions are met.  Previously, the 2012 Five-Year Term Loan Accordion had provided that the total term loan amount under the 2012 Five-Year Term Loan could be increased to $400 million.

Except as amended by the First Amendment, the remaining terms of the Amended Credit Agreement remain in full force and effect.

The foregoing does not purport to be a complete description of the terms of the First Amendment and such description is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Increase of Total Term Loan Amount under the Amended Credit Agreement

On March 20, 2014, the Company and the Operating Partnership entered into an Additional Term Loan Lender Supplement (the “2012 Five-Year Term Loan Supplement”), with Wells Fargo, certain existing lenders and certain other lending institutions party thereto to exercise the 2012 Five-Year Term Loan Accordion for a term loan increase of $125 million.  The entire $125 million under the 2012 Five-Year Term Loan Accordion was fully drawn on March 20, 2014 on the same terms as the 2012 Five-Year Term Loan.

The proceeds of the draw on the 2012 Five-Year Term Loan Accordion were used by the Operating Partnership and the Company to finance the repayment of certain existing debt of the Company and its subsidiaries.

The foregoing does not purport to be a complete description of the terms of the 2012 Five-Year Term Loan Supplement and such description is qualified in its entirety by reference to the 2012 Five-Year Term Loan Supplement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Increase of Total Term Loan Amount under the 2013 Five-Year Term Loan Agreement

On March 20, 2014, the Company and the Operating Partnership entered into an Additional Lender Supplement (the “2013 Five-Year Term Loan Supplement”) with Wells Fargo and certain existing lenders to exercise the “accordion” feature under the Term Loan Agreement, dated August 27, 2013 (the “2013 Five-Year Term Loan Agreement”), for a term loan increase of $50 million (the “2013 Five-Year Term Loan Accordion”).  The “accordion” feature provides the Operating Partnership with the option to increase the total term loan amount under the 2013 Five-Year Term Loan Agreement to $400 million, if one or more lenders commit to being a lender for the additional amount and certain other customary conditions are met.  The entire $50 million under the 2013 Five-Year Term Loan Accordion was fully drawn on March 20, 2014 on the same terms as the 2013 Five-Year Term Loan.

The proceeds of the 2013 Five-Year Term Loan Accordion were used by the Operating Partnership and the Company to finance the repayment of certain existing debt of the Company and its subsidiaries.

The foregoing does not purport to be a complete description of the terms of the 2013 Five-Year Term Loan Supplement and such description is qualified in its entirety by reference to the 2013 Five-Year Term Loan Supplement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 20, 2014, the Operating Partnership borrowed an aggregate of $175 million under the 2012 Five-Year Term Loan and the 2013 Five-Year Term Loan, as described above, to repay approximately $170 million of outstanding borrowings under the Revolver. The disclosure contained in Item 1.01 relating to the foregoing borrowings is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1

First Amendment to Term Loan Agreement, dated as of March 20, 2014, by and among RLJ Lodging Trust, L.P., RLJ Lodging Trust, Wells Fargo Bank, National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, and the lenders party thereto.

10.2

Additional Term Loan Lender Supplement, dated as of March 20, 2014, by and among RLJ Lodging Trust, L.P., RLJ Lodging Trust, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

10.3

Additional Lender Supplement, dated as of March 20, 2014, by and among RLJ Lodging Trust, L.P., RLJ Lodging Trust, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: March 25, 2014	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President and Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Description

10.1

First Amendment to Term Loan Agreement, dated as of March 20, 2014, by and among RLJ Lodging Trust, L.P., RLJ Lodging Trust, Wells Fargo Bank, National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, and the lenders party thereto.

10.2

Additional Term Loan Lender Supplement, dated as of March 20, 2014, by and among RLJ Lodging Trust, L.P., RLJ Lodging Trust, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

10.3

Additional Lender Supplement, dated as of March 20, 2014, by and among RLJ Lodging Trust, L.P., RLJ Lodging Trust, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.